UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2008
Nissan Auto Receivables Corporation II
(Depositor)
Nissan Auto Receivables 2008-C Owner Trust
(Issuing Entity)

(Exact name of Registrant as Specified in its Charter)

Delaware	333-138931-04	51-6596262

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE NISSAN WAY
ROOM 5-124
FRANKLIN, TENNESSEE	37067

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 725-1121
None

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01. OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-5.1
EX-8.1

ITEM 8.01. OTHER EVENTS.
     The registrant has filed a preliminary prospectus supplement, dated December 1, 2008, as supplemented by the supplement to preliminary prospectus supplement dated December 1, 2008, setting forth a description of the receivables pool and the structure of $124,000,000 aggregate principal amount of the Class A-1 Asset Backed Notes, $185,000,000 aggregate principal amount of the Class A-2a Asset Backed Notes and the Class A-2b Asset Backed Notes, $157,000,000 aggregate principal amount of the Class A-3a Asset Backed Notes and the Class A-3b Asset Backed Notes, and $134,000,000 aggregate principal amount of the Class A-4a Asset Backed Notes and the Class A-4b Asset Backed Notes by Nissan Auto Receivables 2008-C Owner Trust.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits
     The exhibits number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 5.1	Opinion of Mayer Brown LLP, dated as of December 2, 2008, as to legality

Exhibit 8.1	Opinion of Mayer Brown LLP, dated as of December 2, 2008, as to certain tax matters

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION II
By:	/s/ Rakesh Kochhar
	Name:	Rakesh Kochhar
	Title:	Treasurer

Date: December 2, 2008

EXHIBIT INDEX
Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 5.1	Opinion of Mayer Brown LLP, dated as of December 2, 2008, as to legality

Exhibit 8.1	Opinion of Mayer Brown LLP, dated as of December 2, 2008, as to certain tax matters